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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 18, 1996
                Date of report (Date of earliest event reported)


                          ---------------------------


                              WEDGESTONE FINANCIAL
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8984



             Massachusetts                            04-26950000
    State or other jurisdiction of          I.R.S. Employer Identification
     incorporation or organization                      Number


        5200 N. Irwindale Avenue, Suite 168, Irwindale, California 91760
                     Address of principal executive offices


                                 (818) 338-3555
                             Registrant's Telephone

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Item 5.  Other Events

On March 5, 1996, the Company's wholly-owned subsidiary, Hercules Automotive Products, Inc. ("HAP") closed its manufacturing plant in Pelham, Georgia. Details of this closure were reported in the Company's Form 8-K, dated March 5, 1996. Since that date, HAP has been working with its senior lender for an orderly liquidation of the HAP assets.

Effective April 18, 1996, for nominal considerations, the Company sold its stock ownership in HAP to MBC Corporation ("MBC"), pursuant to a Stock Purchase Agreement. MBC is a Minnesota corporation which is not owned by Wedgestone Financial or any of its subsidiary companies.


Item 7.  Financial Statements and Exhibits

Filed herewith is the Stock Purchase Agreement dated April 18, 1996, and the Company's press release dated April 24, 1996.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Wedgestone Financial


Date:      April 18, 1996                   By:/s/   Jeffrey S. Goldstein
                                               --------------------------
                                            Jeffrey S. Goldstein
                                            President and Treasurer
                                            (Principal Executive and Financial
                                            Officer)




The name "Wedgestone Financial" (formerly Wedgestone Realty Investors Trust) is the designation of the Trustees under a Declaration of Trust dated March 12, 1980, as amended, and in accordance with such Declaration of Trust, notice is hereby given that all persons dealing with Wedgestone Financial by so acting acknowledge and agree that such persons must look solely to the Trust property for the enforcement of any claims against Wedgestone Financial and that neither Trustees, officers, employees, agents nor shareholders assume any personal liability for claims against the Trust or obligations entered into on behalf of Wedgestone Financial, and that the respective properties shall not be subject to claims of any other person in respect of any such liability.

                                      -4-
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                               PURCHASE AGREEMENT


                  THIS PURCHASE AGREEMENT (the "Agreement") is made as of April 18, 1996, between MBC CORPORATION, a Minnesota company ("Buyer") and WEDGESTONE AUTOMOTIVE CORPORATION, a Delaware company ("Seller").

                  WHEREAS, Seller owns 1000 of the issued and outstanding shares of common stock, of Hercules Automotive Products, Inc., a Delaware corporation ("HAP"), representing all of the outstanding shares (the "Shares"); and

                  WHEREAS, Seller desires to sell, transfer and assign the Shares to the Buyer and Buyer desires to purchase and acquire the Shares in accordance with the Agreement.

                  NOW THEREFORE, in consideration of the foregoing and of the covenants set forth below, the parties agree as follows:


                                    ARTICLE 1

                                PURCHASE AND SALE

                  1.1 Purchase and Sale of Stock. As of the date hereof, Seller agrees to and as of the Closing Date as hereinafter defined shall, convey, transfer and deliver to Buyer and Buyer agrees to and as of the Closing Date shall purchase, accept and pay for the Shares.

                  1.2 Purchase Price. The purchase price for the Shares shall be One Dollar ($1.00).

                  1.3 Closing Date. The Purchase Price described above shall be paid and the Shares conveyed on April 18, 1996 (the "Closing Date").


                                    ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  Seller hereby represents and warrants to Buyer as of the date hereof and as of the Closing Date as follows:

                  2.1 Ownership of Stock. Seller owns the Shares. Seller has the full legal right, power and authority to transfer, convey and sell to Buyer at Closing the Shares and upon delivery of a certificate or certificates representing the Shares at the Closing as contemplated herein, Seller will transfer to Buyer good and valid title to the Shares.

                  2.2 Capacity and Authority. Seller has full capacity, power and authority to enter into this Agreement, and to perform the obligations hereunder. Seller has taken all necessary action to authorize the execution, delivery and performance of is Agreement. This Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms. This Agreement is duly executed by an officer of Seller.


                                    ARTICLE 3
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                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer hereby represents and warrants to Seller as of the date hereof and as of the Closing Date as follows:

                  3.1 Capacity and Authority. Buyer has full capacity, power and authority to enter into this Agreement, and to perform its obligations hereunder. Buyer has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Buyer enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Buyer will not violate, result in a breach of any of the terms or conditions of, or constitute a default under the governing documents of Buyer. This Agreement is duly executed by an authorized representative of Buyer.


                                    ARTICLE 4

                              DELIVERIES AT CLOSING

                  4.1 Deliveries by Seller. Seller shall deliver to Buyer at the Closing, or as soon thereafter as practicable, certificates representing the Shares, duly endorsed for transfer or accompanied by duly executed stock powers, free and clear of all security interests, options, agreements, proxies, voting trusts and rights of first refusal.


                                    ARTICLE 5

                                  MISCELLANEOUS

                  5.1 Entirety of Agreement. This Agreement is the complete and final expression of the agreement of the parties, merges all prior negotiations, agreements and understandings and states in full all representations and warranties which have induced this Agreement, there being no representations or warranties other than those herein stated.

                  5.2 Amendments. This Agreement may be modified or amended only by an instrument in writing, duly executed by the parties hereto.

                  5.3 Additional Documents. From and after the date hereof each of the parties without further consideration, agrees to execute such additional documents as may reasonably be necessary to carry out the purposes and intent of this Agreement and to fulfill the obligations of the respective parties hereunder.

                  5.4 Counterparts. For the convenience of the parties, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

                  5.5 Governing Law. The interpretation, construction and effect of this Agreement shall be governed by the laws of the State of Delaware.

                  5.6 Binding On Successors. This Agreement shall be binding upon and shall inure to


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
the benefits of the parties hereto and their respective successors and assigns.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

                                            WEDGESTONE AUTOMOTIVE
                                            CORPORATION


                                            By:/s/ David L. Sharp
                                               --------------------------------
                                                     Its:President
                                                         ----------------------


                                            MBC CORPORATION


                                            By:/s/ Jeffrey S. Goldstein
                                                --------------------------------
                                                      Its:President
                                                          ----------------------


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                                                  SUMMARY:  Wedgestone Financial
                                                            WEDGESTONE FINANCIAL
                                                    ANNOUNCES SALE OF SUBSIDIARY

CONTACT:  JEFFREY GOLDSTEIN
Wedgestone Financial
(212) 980-3883

          FOR RELEASE AT 8:00 A.M. E.S.T. ON WEDNESDAY, APRIL 24, 1996

         Wedgestone Financial (OTC-WDGF) announced today that effective April 18, 1996, it sold all of the stock of Hercules Automotive Products, Inc. to MBC Corporation ("MBC"). MBC, a Minnesota corporation, is not owned by Wedgestone or any of its subsidiary companies.

         As previously reported, Hercules closed its manufacturing plant in Pelham, Georgia, on March 5, 1996. Since that date, Hercules has been working with its senior lender for an orderly liquidation of the Hercules assets.